UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2016

Spark Energy, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36559	46-5453215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12140 Wickchester Ln, Suite 100
Houston, Texas 77079
(Address of Principal Executive Offices)
(Zip Code)

(713) 600-2600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
Spark Energy, Inc. (the "Company") is hereby filing this Amendment No. 1 on Form 8-K/A (the "Form 8-K/A") to the Current Report on Form 8-K of the Company, which was originally filed with the Securities and Exchange Commission on June 15, 2016 (the "Form 8-K"). This Form 8-K/A is being filed solely to include a revised consent from the independent registered public accounting firm PricewaterhouseCoopers, LLP.

The consent of PricewaterhouseCoopers, LLP included in Exhibit 23.1 (the "Original Exhibit 23.1") to the Company's Form 8-K did not include correct references to our Registration Statements. The revised and updated consent attached hereto as Exhibit 23.1 (the "Revised Exhibit 23.1") supersedes and replaces the Original Exhibit 23.1. The Revised Exhibit 23.1 does not change any previously reported financial results of operations or any disclosures in the audited financial statements of Major Energy Services LLC, a New York limited liability company, Major Energy Electric Services LLC, a New York limited liability company, and Respond Power LLC, a New York limited liability company referred to in the Original Exhibit 23.1.

Item 9.01    Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Auditor of the Major Energy Companies, PricewaterhouseCoopers, LLP

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2016	Spark Energy, Inc.

	By:	/s/ Robert Lane
	Name:	Robert Lane
	Title:	Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Auditor of the Major Energy Companies, PricewaterhouseCoopers, LLP